UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2026

ImmunityBio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3530 John Hopkins Court
San Diego, California 92121
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (844) 696-5235

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IBRX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On January 23, 2026, ImmunityBio, Inc. (the “Company”) entered into a letter amendment (the “Convertible Note Amendment”) to that certain convertible Second Amended and Restated Promissory Note, dated December 10, 2024, in an outstanding principal amount of $505.0 million (the “Convertible Promissory Note”), by and among the Company and Nant Capital, LLC (the “Holder”), an entity affiliated with Dr. Patrick Soon-Shiong, the Company’s Executive Chairman and Global Chief Scientific and Medical Officer. The Convertible Promissory Note (December 2024) did not previously provide for a partial conversion of the outstanding principal amount thereunder. The Convertible Note Amendment (January 2026) amended the Convertible Promissory Note (December 2024) to provide that the Holder may convert any portion of the outstanding principal amount of the Convertible Promissory Note (December 2024) into fully paid and nonassessable shares of the Company’s common stock at any time prior to the maturity date. No other changes were made in connection with the Convertible Note Amendment (January 2026).
The foregoing is only a brief description of the material terms of the Convertible Note Amendment (January 2026), does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Convertible Note Amendment (January 2026) that is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description of Exhibit

10.1*	Amendment dated January 23, 2026 to the Second Amended and Restated Promissory Note by and between ImmunityBio, Inc. and Nant Capital, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
_______________
*    Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.
Registrant

Date: January 26, 2026	By:	/s/ David C. Sachs
David C. Sachs
Chief Financial Officer